Exhibit 99.1

Simplifying E - Commerce Corporate Presentation August 2021 NEO: LGIQ OTCQX : LGIQ © Logiq Inc. 2021, 2020, 2019 All Rights Reserved.

NEO: LGIQ OTCQX: LGIQ Important Disclaimer & Cautions Regarding Forward Looking Statements Legal Disclaimer The information provided in this presentation pertaining to Logiq, Inc . ("Logiq", the "Company", “we” or “our”), its business assets, strategy and operations is for general informational purposes only and is not an offer to sell or a solicitation of an offer to buy any securities, options, futures, or other derivatives related to securities in any jurisdiction and its content is not prescribed by securities laws . Information contained in this presentation should not be relied upon as advice to buy or sell or hold such securities or as an offer to sell such securities . This presentation does not take into account nor does it provide any tax, legal or investment advice or opinion regarding the specific investment objectives or financial situation of any person . While the information in this presentation is believed to be accurate and reliable, Logiq and its agents, advisors, directors, officers, employees and shareholders make no representation or warranties, expressed or implied, as to the accuracy of such information and Logiq expressly disclaims any and all liability that may be based on such information or errors or omissions thereof . Logiq reserves the right to amend or replace the information contained herein, in part or entirely, at any time, and undertakes no obligation to provide the recipient with access to the amended information or to notify the recipient thereof . The information contained in this presentation is intended only for the persons to whom it is transmitted for the purposes of evaluating the Company . The information contained in this presentation supersedes any prior presentation or conversation concerning the Company . Any information, representations or statements not contained herein shall not be relied upon for any purpose . Neither we nor any of our representatives shall have any liability whatsoever, under contract, tort, trust or otherwise, to you or any person resulting from the use of the information in this presentation by you or any of your representatives or for omissions from the information in this presentation . Additionally, the Company undertakes no obligation to comment on the expectations of, or statements made by, third parties in respect of the matters discussed in this presentation . Forward - Looking Information This presentation contains “forward - looking information” and “forward - looking statements” (collectively, “forward - looking information”) within the meaning of applicable securities laws . Forward - looking information may relate to our future financial outlook and anticipated events or results and may include information regarding our financial position, business strategy, growth strategies, addressable markets, budgets, operations, financial results, taxes, dividend policy, plans and objectives . Particularly, information regarding our expectations of future results, performance, achievements, prospects or opportunities or the markets in which we operate is forward - looking information . In some cases, forward - looking information can be identified by the use of forward - looking terminology such as “plans”, “targets”, “expects” or “does not expect”, “is expected”, “an opportunity exists”, “budget”, “scheduled”, “estimates”, “outlook”, “forecasts”, “projection”, “prospects”, “strategy”, “intends”, “anticipates”, “does not anticipate”, “believes”, or variations of such words and phrases or statements that certain actions, events or results “may”, “could”, “would”, “might”, “will”, “will be taken”, “occur” or “be achieved” . In addition, any statements that refer to expectations, intentions, projections or other characterizations of future events or circumstances contain forward - looking information . Statements containing forward - looking information are not historical facts but instead represent management’s expectations, estimates and projections regarding future events or circumstances . This forward - looking information includes, among other things, expectations regarding industry trends, overall market growth rates and our growth rates and growth strategies ; continued growth of mobile app markets and addressable markets for our solutions ; expectations regarding our revenue and the revenue generation potential of our payment - related and other solutions ; our business plans and strategies ; and our competitive position in our industry . This forward - looking information and other forward - looking information are based on our opinions, estimates and assumptions in light of our experience and perception of historical trends, current conditions and expected future developments, as well as other factors that we currently believe are appropriate and reasonable in the circumstances . Despite a careful process to prepare and review the forward - looking information, there can be no assurance that the underlying opinions, estimates and assumptions will prove to be correct . Certain assumptions in respect of our ability to build our market share and enter new markets and industry verticals ; our ability to retain key personnel ; our ability to maintain and expand geographic scope ; our ability to execute on our expansion plans ; our ability to continue investing in infrastructure to support our growth and to enhance our current products and create new products which are attractive to customers ; our ability to obtain and maintain existing financing on acceptable terms ; currency exchange and interest rates ; the impact of competition ; the changes and trends in our industry or the global economy ; and the changes in laws, rules, regulations, and global standards are material factors made in preparing forward - looking information and management’s expectations . The opinions, estimates and assumptions that forward - looking information is necessarily based and considered appropriate and reasonable as of the date of such statements, are subject to known and unknown risks, uncertainties, assumptions and other factors that may cause the actual results, level of activity, performance or achievements to be materially different from those expressed or implied by such forward - looking information, including but not limited to the risk factors described in greater detail in our filings with the Securities and Exchange Commission (SEC) including our Annual Report on Form 10 - K and any subsequent public filings, and filings made pursuant to Canadian securities legislation that are available on www . sedar . com , including under the heading "Risk Factors" in the Company's Canadian Prospectus . If any of these risks or uncertainties materialize, or if the opinions, estimates or assumptions underlying the forward - looking information prove incorrect, actual results or future events might vary materially from those anticipated in the forward - looking information . Although we have attempted to identify important risk factors that could cause actual results to differ materially from those contained in forward - looking information, there may be other risk factors not presently known to us or that we presently believe are not material that could also cause actual results or future events to differ materially from those expressed in such forward - looking information . There can be no assurance that such information will prove to be accurate, as actual results and future events could differ materially from those anticipated in such information . Accordingly, readers should not place undue reliance on forward - looking information, which speaks only as of the date made . The forward - looking information contained in this presentation represents our expectations as of the date of this presentation, and are subject to change after such date . However, we disclaim any intention or obligation or undertaking to update or revise any forward - looking information whether as a result of new information, future events or otherwise, except as required under applicable securities laws . 2

NEO: LGIQ OTCQX: LGIQ Reference to Third - Party Information, Electronic Form and Safe Harbor Third - Party Information This presentation includes market and industry data obtained from various publicly available sources and other sources believed by the Company to be true . Although the Company believes it to be reliable, the Company has not independently verified any of the data from third - party sources referred to in this presentation or analyzed or verified the underlying reports relied upon or referred to by such sources, or ascertained the underlying assumptions relied upon by such sources . The Company does not make any representation as to the accuracy of such information . Some numbers in this presentation may not be exact or add consistently due to rounding . Electronic Form This presentation may have been sent to you in an electronic form . You are reminded that documents transmitted via this medium may be altered or changed during the process of electronic transmission . You are responsible for protecting against viruses and other destructive items . Your receipt of this electronic transmission is at your own risk and it is your responsibility to take precautions to ensure that it is free from viruses and other items of a destructive nature . As a consequence of the above, neither the Company nor any director, officer, employee or agent of any of them or any affiliate of any such person difference between the document distributed to you in electronic format and the hard copy version that may be made available to you . Safe Harbor This presentation shall not constitute an offer to sell or the solicitation of an offer to buy our securities, nor shall there be any sale of our securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction All references in this presentation to dollars, “ $ ” or “US $ ” are to United States dollars and all references to Canadian dollars and “C $ ” are to Canadian dollars . 3

NEO: LGIQ OTCQX: LGIQ Key Stats (NEO: LGIQ , OTCQX : LGIQ ) 4 Revenue (First Half 2021) $16.4M Gross Profit (First Half 2021) $4.7M Cash & cash equiv. @6/30/21 $5.8M Shares Outstanding 1 22.6M Total Assets @6/30/21 $39.4M Public Float, est. 93% Convertible Debt @6/30/21 $2.9M Market Cap ($US) $90M Total Liabilities @6/30/21 $9.0M Enterprise Value $87M Fiscal Year End Dec. 31 Insider Holdings, est. 7% Institutional Holdings <1% A nnual R evenue G rowth $Millions $12.9 $15.6 $22.7 $34.6 $37.9 2016 2017 2018 2019 2020 Exchange  OTCQX ($US )  NEO ($CN)  Stock Price (8/30/21)  $3.97  $5.00  52 Wk Low - High  $2.03 - $14.00  $2.50 - $5.25  Avg. Vol.  (3 - mo)  97K  30K  Balance sheet data as of Q2 ended June 30 , 2021.  Sources: Yahoo! Finance, Bigcharts.com and LGIQ Quarterly/Annual Filings as of Q2 ended June 30, 2021 .  Dollars expressed in U.S. currency , unless otherwise noted.  1) As of August 13, 2021.

NEO: LGIQ OTCQX: LGIQ We Are Logiq 5 Our vision is a world where e - commerce provides a level playing field for any company to thrive based upon the merits of their offering and execution. It is our mission to develop superior e - commerce technology for small to medium sized businesses and assist them with the guidance they need to succeed against competitors of any size. At our essence, we connect brands to consumers by simplifying e - commerce.

NEO: LGIQ OTCQX: LGIQ • Multi - faceted growth avenues. Scalable and effective platform leveraging data and further developing the platform’s artificial intelligence/machine learning capabilities. • Established and diversified customer base. Broad range of customer relationships from small to medium sized businesses ( SMBs ) to Fortune 1000 companies underpinned by increased sales and marketing efforts to expand the customer base. • Experienced management team. The team has a long track record of success and value creation. Company Highlights 6

NEO: LGIQ OTCQX: LGIQ Retail E - Commerce Sales Worldwide $Trillions 10.4% $2.3 $2.9 $3.5 $4.2 $4.9 $5.6 $6.5 12.2% 14.1% 16.1% 17.1% 20.0% 22.0% E - commerce is making up an increasingly larger portion of total retail sales worldwide Because of this, businesses are aggressively investing in their e – commerce programs to remain competitive in the years ahead Logiq is the answer for companies looking to accelerate their e - commerce growth Source: eMarketer Global e - commerce 2019 % of Total Retail Sales Retail E - Commerce Sales The Opportunity 7 2017 2018 2019 2020 2021 2022 2023

NEO: LGIQ OTCQX: LGIQ AppLogiq Provides businesses and consumers with mobile app development, logistics, and fintech solutions DataLogiq Helps small to medium sized agencies and brands with e - commerce marketing software and lead generation services Logiq Revenue Streams 8

NEO: LGIQ OTCQX: LGIQ AppLogiq in Action 9 Ordering Payment Delivery THE SOLUTION AppLogiq offers app based: 14 minutes with AppLogiq 45 minutes with competitors AVERAGE DELIVERY TIME THE PROBLEM Emerging markets have many common challenges, the biggest being traffic on a grand scale. In densely populated urban areas like Jakarta, it can take more than an hour to travel one mile during normal traffic, and far worse during rush hour. How can anyone go out for lunch at work or pick up items for home if you have only an hour to spare during the workday?

AppLogiq

LOGIQ
NEO: LGIQ OTCQX: LGIQ

PLATFORM-AS-A-SERVICE (PaaS)

CREATEAPP

- Enables SMBs to create mobile applications for their business with limited technical knowledge and investment
- Promotes products and services, reaching additional customers & end-users and increasing sales
- Offered across Southeast Asia, Europe and U.S. in 14 languages
- $2M in Quarterly Revenue accelerating post-Covid trough w/ Gross Margins improved to 25% from ~17% level

PAYLOGIQ

- AtozPay 14,000 Outlets, ~60,000 total agents
- e-wallet payment solution for SMBs
- Contactless point-of-sale transactions
- Bill pay and top-up

GOLOGIQ

- AtozGo 140,000+ Active Users, ~15,000 Merchants
- Payment solutions for local food delivery service
- Integrated with major partners, including ShopeePay (the mobile e-wallet platform of Sea Limited)

Additional Dispatch Services adds Upside:

- AtozGo Residential Food and Grocery
- AtozMall with #1 & #2 Malls in Bandung and Jakarta

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DataLogiq in Action

LOGIQ
NEO: LGIQ OTCQX: LGIQ

THE PROBLEM

"Mega Brands" (the top 500) in the US control almost 70% of the U.S. eCommerce market

This is unsustainable as the number of D2C eCommerce companies & legacy retailers coming online increase and become the segment of growth


US E-COMMERCE RETAIL REVENUE MARKET SHARE 2020
Amazon 39.0%
Walmart 5.8%
EBay 4.9%
Apple 3.5%
Rest of Top 500 3.8%
Rest of Retail 32.9%

THE SOLUTION

DataLogiq is a simplified e-commerce marketing solution that helps SMB brands and agencies increase online sales cost effectively

Offering includes:

- Lead Generation Services
- Media Buying & Data Management Software

Source: eMarketer "US Ecommerce Jumps to More than 30%" October 2020

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NEO: LGIQ OTCQX: LGIQ 20 years ago, digital advertising was purchased by negotiating directly with publishers. Today, millions of ads per second are purchased via real - time auctions. This is known as programmatic advertising. In 2021, the programmatic industry in the U.S. is expected to reach $98B in ad spend, making up 68% of digital media advertising. Source: IAB – U.S. Report Programmatic In - Housing , Aug 2020 Advertisers Programmatic Technology Publishers Marketers Agencies & Brands “Open Web” Media Can Be Sold Through Intermediaries “Walled Gardens” Media Sold Directly Media Buying DSP’s, DMP’s, and CDP’s High - Frequency Trading Media Selling SSP’s, DMP’s, Exchanges, Ad Networks, Ad Servers Today’s Digital Advertising Ecosystem 12 TCL1

DataLogiq

LOGIQ
NEO: LGIQ OTCQX: LGIQ

Software and Agency Services for E-Commerce Marketing

- Lead generation services across 10+ leading industries to deliver qualified consumer contact information
- Performance marketing services that drives qualified consumer traffic to client's websites
- Curated consumer profiles for digital marketing execution
- Self-serve digital marketing platform for media buying and consumer data management across open web and connected TV media
- Artificial intelligence-based consumer engagement algorithm for advanced media buying methods

Agency

- 2020 Revenue of $15.2M USD
- 17.8% Gross Margin

Software

- Launched March 30, 2021
- Gross Margin Accretive

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NEO: LGIQ OTCQX: LGIQ Clients and Partners 14 QuinStreet NASDAQ: QNST Purple Innovation NASDAQ: PRPL Sunrun NASDAQ: RUN QuinStreet BGT Corp Grab DPEX worldwide Rex Kiriman Express PTE. Ltd Sunrun Purple Mattress Google AdMob Augicom Telecom Major Clients Logiq technology is being used by several major brands, including: Key Partners Logiq has worked with many partners from around the world, including: • DPEX Worldwide Express (Singapore) • PTE. Ltd. (Indonesia) • BGT Corp Public Company Limited (Thailand) • Augicom Telecom SA (France)

NEO: LGIQ OTCQX: LGIQ Financials at a Glance 15 Revenues: • Q2 2021: Up 3% sequentially to $8.3M, down 11% as compared to $9.3M in Q2 2020. • First Half 2021: down 33% to $16.4M versus $24.3M in 2020 . • Decrease vs year ago due to COVID - 19 impact and shift in focus to higher margin business. Gross Profit: • Q2 2021 : Up 101% to $ 2.4M or 29.5% of revenue, as compared to $1.2M or 13.1% of revenue in Q2 2020. • First Half 2021 : Up 21% to $4.7M or 28.5% of revenue, versus $3.9M or 15.9% of revenue in first half 2020. • Improvement due to shift in focus to higher quality, higher margin business. Balance Sheet: • Cash & cash equivalents at June 30, 2021: $5.8M. A nnual R evenue G rowth $Millions $12.9 $15.6 $22.7 $34.6 $37.9 2016 2017 2018 2019 2020

Highly-Experienced Management Team with Strong Record of Results

LOGIQ
NEO: LGIQ OTCQX: LGIQ



Tom Furukawa

Chief Executive Officer

26+ years of senior level management experience for some of the world's most successful companies including:

IBM Tivoli, Yahoo!, Kelley Blue Book, The Enthusiast Network, The Rubicon Project, Enstigo, ZEFR and the Ad Exchange Group.

Brings deep experience in development and product management for advertising and digital media technologies.



Brent Suen

President, Chairman and Director

27+ years of experience in the investment banking industry.

Began his career in merger arbitrage at Bear Stearns as the firm's youngest hire.

Founded Axis Trading Corp in 1993 and sold it to a division of Softbank in 1996.

BA degree in Marketing from the University of Arkansas at Little Rock.



Lionel Choong

Chief Financial Officer and Director

37+ years of experience working in the financial industry.

Previously Vice Chairman of Emerson Radio Corp.

Served as acting CFO of Global Regency and remains as a consultant.

Former CFO of Sinobiomed, a predecessor company of Logiq.

CPA certified and member of Hong Kong Institute of Certified Public Accountants.



Steven Hartman

Chief Product Officer

25+ years experience in enterprise software and marketing at major tech companies, including:

Yahoo!, IBM, Acxiom, Kenshoo, The Rubicon Project, and Siebel Systems.

Served as VP of global marketing at Kenshoo and VP of marketing at Viglink.

BS with Honors in Industrial Engineering from Purdue University.



Matthew Brent

Chief Strategy Officer

10+ years in software & product development.

Built & led teams from across North America, China & SE Asia to deliver global products for Sony Computer Entertainment, Activision Blizzard, The Upper Deck Co. & The Sesame Street Workshop.

BA in Philosophy from the University of Illinois, Chicago.



John MacNeil

Chief of Staff and Director

30+ years experience in the financial services and technology industries.

Advised technology, financial technology and renewable energy companies on strategic relationships, financial forecasting, IR and capital formation.

Bachelor of Electrical Engineering from University of Connecticut and MBA from Columbia Business School.



Eddie Foong

Vice President, Product

17+ years experience in IT, sales and marketing and operations.

Founder and creator of AppLogiq.

Previously involved in a RFID technology company that developed and changed Singapore's National Library Books borrowing system.

Class 1 BEng Honors Degree and IBM Award holder from University of Strathclyde, U.K.



Haig Newton

President, DataLogiq

15+ years in the internet marketing space and five years of software development and e-commerce.

Previously CTO of ConversionPoint Technologies.

Developed and launched 18 proprietary platforms.

BS in Business and Advertising, with minor in Computer Science from University of Kansas.

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Board of Directors

LOGIQ
NEO: LGIQ OTCQX: LGIQ



Brent Suen

President, Chairman and Director

27+ years of experience in the investment banking industry.

Began his career in merger arbitrage at Bear Stearns as the firm's youngest hire.

Founded Axis Trading Corp in 1993 and sold it to a division of Softbank in 1996.

BA degree in Marketing from the University of Arkansas at Little Rock.



Lionel Choong

Chief Financial Officer and Director

37+ years of experience working in the financial industry.

Previously vice chairman of Emerson Radio Corp.

Served as acting CFO of Global Regency and remains as a consultant.

Former CFO of Sinobiomed, a predecessor company of Logiq.

CPA certified and member of Hong Kong Institute of Certified Public Accountants.



John MacNeil

Chief of Staff and Director

30+ years experience in the financial services and technology industries.
Advised technology, financial technology and renewable energy companies on strategic relationships, financial forecasting, IR and capital formation.

Bachelor of Electrical Engineering from University of Connecticut and MBA from Columbia Business School.



Joshua Jacobs

Independent Director

Pioneer in the programmatic media-buying industry.
Led innovative technology companies on a global scale.

Serves as independent director of Maven.

Co-led fundraising, acquisition and integration of four media companies.

Former CEO of Accuen and a president of Omnicom Media.



Lea Hickman

Independent Director

30+ years leading product teams to deliver world-class products.

VP Product Management at Adobe where she led the product management for all design, web and interactive tools including Dreamweaver, Flash, Indesign and Illustrator. Led the strategy of Creative Cloud, which transformed Adobe into a SaaS company.

BA in Sociology at Lehigh University and Stanford University Executive Institute graduate.



Ross O'Brien

Independent Director

Telecommunications analyst and market entry consultant focused on Asia's digital economics.

Senior contributing editor at MIT Technology Review's Insight program.

Previously an analyst and consultant at Pyramid Research, Ovum and Strategic Intelligence, and consultant at AT&T.

BA from Dartmouth College and MBA from Haas School of Business.



Brett Lay

Independent Director

30+ years operations experience including 15 years as CFO for private and public companies.

Currently the president for RTI Cable.

Former CFO of Pacnet Limited, AsiaNetcom and Pacific Internet.

Masters of Science Management from the University of Colorado.



Matthew Burlage

Independent Director

30+ years in financing and advising Asia's leading corps., gov't enterprises and financial institutions.

Co-founded IRG, boutique financial advisory investment firm.

Previously served as managing director at Lehman Brothers in Hong Kong.

MBA from Harvard Business School and BA from Yale University.

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What's the Latest for Logiq?

LOGIQ
NEO: LGIQ OTCQX: LGIQ

Sept. 3, 2020 - Tom Furukawa appointed CEO of Logiq. 26 years in executive roles at Yahoo!, IBM/Tivoli (NYSE IBM), and Magnite (NYSE MGNI).

Sept. 30, 2020 - Josh Jacobs joined Logiq's Board of Directors. He is a pioneer in the programmatic media-buying industry, has led innovative technology companies on a global scale. He previously served as Global CEO of Accuen, an Omnicom agency, and as a president of Omnicom Media Group. He has served as vice president and general manager of Yahoo!'s ad technology marketplace. He serves as an independent director of Maven, Inc. (OTC:MVEN), a media platform for digital publishers, and Resonant (NASD:RESN).

Oct. 28, 2020 - Logiq partnered with Koperasi Mona Santoso Berjaya (KMSB) to provide fintech solutions to about 600,000 small and medium sized businesses in Indonesia.

Nov. 5, 2020 - Logiq acquired of Fixel AI, award-winning innovator of digital marketing technology. Furthers Logiq's goal of offering simplified marketing and privacy features to brands and premium publishers.

Jan. 7, 2021- Lea Hickman, seasoned technology product strategist with 25+ years of experience is appointed to Logiq's board of directors.

March 29, 2021- Logiq acquires Rebel AI, an innovative digital marketing platform that encompasses media buying and data management for small to medium sized brands and agencies.

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NEO: LGIQ OTCQX: LGIQ COMPANY CONTACTS Brent Suen Executive Chairman & President brent@logiq.com Tom Furukawa CEO tom@logiq.com INVESTOR RELATIONS Ron Both or Justin Lumley CMA lgiq@cma.team Phone (949) 432 - 7566 LOGIQ INC. 85 Broad Street, 16 - 079 New York, NY 10004 Phone: (808) 829 - 1057 Contact Us 19 Contact Information